PG&E

Corporation
®
Morgan Stanley Utilities Conference
March 11-12, 2010
Exhibit 99

2

This presentation contains management’s guidance for PG&E Corporation’s 2010 and 2011 earnings per share from operations, projections of Pacific Gas and
Electric Company’s (Utility) capital expenditures, construction work in progress (CWIP), rate base and rate base growth, and projections of PG&E
Corporation’s and the Utility’s financing needs. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems, and similar events that can cause unplanned outages, reduce generating output, damage the Utility’s assets or operations, subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;
• the impact of storms, earthquakes, floods, drought, wildfires, disease and similar natural disasters, or acts of terrorism or vandalism, that affect customer demand, or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative technologies that enable customers to increase their reliance on self-
 generation, or other reasons;
• the occurrence of unplanned outages at the Utility’s two nuclear generating units at Diablo Canyon, the availability of nuclear fuel, the outcome of the
 Utility’s application to renew the operating licenses for Diablo Canyon, and potential changes in laws or regulations with respect to the storage of spent nuclear fuel, security, safety or other matters associated with the operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility earns incentive revenues or incurs obligations under incentive ratemaking mechanisms;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• whether the new wholesale electricity markets in California will continue to function effectively and whether the Utility can successfully implement “dynamic pricing” for its electricity customers;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and
 Exchange Commission.
Cautionary Language Regarding
Forward-Looking Statements

PCG: Key Takeaways
 We have a solid strategy
   - customer focus
   - excellence in operations
    - strong regulatory relations
     - environmentally responsible
       - community oriented
 We execute on our strategy
   - a proven management team
    - delivering consistent solid results
    for our customers and shareholders

2009 Report Card
** Measured by OSHA Recordable Injuries
$3.21
$3.9 B
2.38 cases
$33.4 MM
Earnings from Operations*
Capital Expenditures
15% Reduction in Injuries**
Energy Efficiency Incentives
On Time, On Budget Execution
$3.15 - $3.25 per share
$3.6 to $3.7 B
2.76 cases / 200,000 hours
$0 to $30 MM
SmartMeterTM
Gateway Generating Station
Nuclear Projects
New Gas Fired Facilities
(on line in 2010)
Our Plan
Our Results
* Reg G reconciliation to GAAP for 2009 EPS from Operations available in Appendix and at www.pge-corp.com

PG&E is sensitive to customer needs
 - Proposing plan to restructure residential
  tiers
  - Making customers aware of options
  to tiered rates
  - Managing revenue changes to keep
  average rates flat in 2011

Customer Environment

System Average Electric Rates

20.0¢
18.0¢
16.0¢
14.0¢
12.0¢
10.0¢
8.0¢
6.0¢
4.0¢
2.0¢
0.0¢
(¢/kWh)
CPI
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

PG&E®

Electric Rates

Residential Average Monthly Bills by Region

$200
$175
$150
$125
$100
$75
$50
$25
$0
$76.49
$82.64
$83.84
$86.04
$87.75
$101.44
$105.14
$112.95
$115.84
$118.00
$134.74
$199.74
IA, KS, MN, MO, ND, SD
IL, IN, MI, OH, WI
PG&E
AZ, CO, ID, MT, NV, NM, UT, WY
CA, OR, WA
USA
NJ, NY, PA
CT, ME, MA, NH, RI, VT
AL, KY, MS, TN
DE, DC, FL, GA, MD, NC, SC, VA, WV
AR, LA, OK, TX
AK, HI

PG&E

Source: Edison Electric Institute, Statistical Yearbook, Year 2008
Residential Bills

CPUC and Regulation
“No matter how one looks at it,
California will have to make
significant investments in
transmission and power plants, be
they conventional or renewable, to
meet the demands of a growing
population and economy.”
(President Peevey, June 23, 2009)
“We want to actually work with the
people of the state of California, and
the utilities and the sources of
capital, to effect this multi-decade
transformation…”
(Commissioner Bohn, Feb 4, 2010)
“We have a need for critical
infrastructure. It is crucial that
California continue to invest in critical
infrastructure, not only in order to
augment our portfolio of preferred
resources, but also enhance reliability
and help grow the economy”
(Commissioner Simon, Dec 17, 2009)

May Change	Not Likely to Change
RPS Standards for 2020	Decoupling
Cap & Trade Rules	Pass Through of Procurement Costs
CPUC Composition	ROE / Equity Ratio Remains through 2012
	Previously Approved Projects and Contracts
	Emphasis on Energy Efficiency, Renewables and Load Management

Under a new governor, what changes?
Impact of Election

10

Capital Expenditure Outlook
Low Case $4.0B
High Case $4.6B
Low Case $3.2B
High Case $5.3B
2009
2010
2011
Low
High
$3.9B
Cap Ex Forecast ($B)
Actual
Low
High

2010	
Gas & Electric Distribution	$1,300	
Conventional Generation	$750	
Common Plant	$265	
Natural Gas Transmission	$250	
Electric Transmission	$800	
SmartMeter™ Program	$535	
	Low	High
Cornerstone Program	$0	$100
PV Project	$0	$160
Manzana Wind Project	$0	$280
Dynamic Pricing	$75	$115
Total	$3,975	$4,555

CapEx Forecast 2010
Capital Expenditure Forecast ($MM)*
* Excludes tax equity investment outside of the Utility

2011	
	Low	High
Gas & Electric Distribution	$1,375	$1,900
Conventional Generation	$360	$450
Common Plant	$270	$390
Natural Gas Transmission	$215	$235
Electric Transmission	$775	$925
SmartMeter™ Program	$165	
	Low	High
Cornerstone Program	$0	$285
PV Project	$0	$300
Manzana Wind Project	$0	$580
Dynamic Pricing	$0	$35
Total	$3,160	$5,265

PG&E®

CapEx Forecast 2011
Capital Expenditure Forecast ($MM)

Rate Base and CWIP
2009 Actual
2010
2011
Rate Base
Low Case $21.4B
High Case $21.3B
Rate Base
Low Case $24.0B
High Case $24.4B
Weighted Average Rate Base*
and Construction Work in Progress ($B)
Low
High
Low
High
Construction Work
In Progress (CWIP)
$21.6B
Rate Base + CWIP
Low Case $23.7B
High Case $23.6B
Rate Base
Rate Base + CWIP
Low Case $25.7B
High Case $26.7B
* Projected 2010-2011 rate base is not adjusted for the impact of the carrying cost credit that results from the second series of the
 Energy Recovery Bonds (see Appendix for this impact). Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Rate Base: $19.8B
Rate Base + CWIP: $21.6B

Energy Efficiency Incentives
Incentive Awards
(pre-tax dollars $MM)
$33.4 MM
$41.5 MM
2008
Actual
2009
Actual
2010
2011
High
Low Case $0 MM
High Case $20 MM
Low Case $0 MM
High Case $30 MM
High

Impact to Cash Flow from Tax
Low Case $0 MM
High Case $400 MM*
Low Case $(10) MM
High Case $340 MM
2010
2011
* Estimate of 2010 bonus depreciation impact, but amount could vary based on actual capital additions

2011
EPS Guidance
$3.85
2008
Actual
2010
$2.95
$3.65
Low
 High
Low
 High
$3.50
$3.35
Earnings per Share from Operations*
Earnings per Share from Operations*
2009
Actual
$3.21
* Reg G reconciliation to GAAP for 2008 and 2009 EPS from Operations, and 2010-2011 EPS Guidance available in Appendix and at www.pge-corp.com

$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
8.4% Growth
2006
2007
2008
2009
2010

Sustainable, comparable dividend
Payout ratio range of 50% - 70%
Dividend growth in line with EPS growth
Dividend Policy
$1.44
$1.68
$1.56
$1.82
$1.32
Annualized Dividends per Share

2010			2011		
	Low		High	Low		High
Cash from Operations (Total Sources)	2,765	to	3,395	3,355	to	3,930
Primary Uses						
Capital Expenditures	(3,975)	to	(4,555)	(3,160)	to	(5,265)
Dividends*	(675)	to	(725)	(760)	to	(865)
Total Uses	(4,650)	to	(5,280)	(3,920)	to	(6,130)
Uses in Excess of Sources	(1,885)	to	(1,885)	(565)	to	(2,200)
Debt Maturities	0	to	0	(500)	to	(500)
Required Funding	(1,885)	to	(1,885)	(1,065)	to	(2,700)
Financing						
Long-Term Debt Issuances	1,445	to	1,385	705	to	1,845
Equity Needs	150	to	250	430	to	900
Utilization of Cash (Inc ST Borrowing)	290	to	250	(70)	to	(45)
Total Financings and Cash Utilization	1,885		1,885	1,065		2,700

* Includes both common and preferred dividends

Cash Flow and Equity Needs
401k / DRIP
forecasted to
provide
$100 to $200 MM
per year
(in $MM)
**
**
** The high case scenario reflects bonus depreciation in 2010 of approximately $400MM. If bonus depreciation is not extended, the high case for equity needs in 2010 and 2011 would be $325MM
and
 $1080MM, respectively.

GUIDANCE REFLECTS:
Capital expenditures consistent with low and high case
ranges
Utility earns ROE of at least 11.35%

Ratemaking capital structure maintained at 52% equity
CEE incentives and tax cash flow consistent with high
and low case ranges
Resolution of FERC generator claims in 2011 results in
financing needs partially in 2011 (low case) or entirely in
2012 and beyond (high case)
Financial Assumptions: 2010-2011

PCG Investment Case
Excellent service at reasonable cost
Constructive regulatory environment
Investment in infrastructure-
providing solid, regulated growth
Clean generation and world-class energy
efficiency programs
Stable capital structure and return
Reliable, growing dividend

®
Appendix

• Provides energy to approximately 15 million people
• 70,000 square-mile service territory
• Four main operational units:
  Electric and gas distribution
  Electric transmission
  Natural gas transmission
  Electric generation
Pacific Gas and Electric Company
(PG&E)
PG&E SERVICE AREA
 IN CALIFORNIA

2008	2009
Revenues	$14.628 billion	$13.399 billion
Consolidated Net Income	$1.34 billion	$1.22 billion
Assets	$40.860 billion	$42.945 billion

PG&E Financial Highlights

Electric and Gas Distribution
(1) Authorized revenues = operating costs + (rate of return × rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 • Retail electricity and natural gas distribution service (construction, operations and maintenance)
 • Customer services (call centers, meter reading, billing)
 • 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
• $12.4 billion of rate base (2009 wtd. avg.)
Regulation
• California state regulation (CPUC) • Cost of service ratemaking: General Rate Case (1)

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Vaca
Electric Transmission
Business Scope
• Wholesale electric transmission services (construction, maintenance) • Operation by CA Independent System Operator
Primary Assets
• $3.1 billion of rate base (2009 wtd. avg.)
Regulation
• Federal regulation (FERC) • Cost of service ratemaking: Transmission Owner Rate Case • Revenues vary with system load

Natural Gas Transmission
Business Scope
• Natural gas transportation, storage, parking and lending services • Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
• $1.5 billion of rate base (2009 wtd. avg.)
Regulation
• California state regulation (CPUC) • Incentive ratemaking framework: Gas Transmission & Storage Rate Case • Revenues vary with throughput

Electric Procurement & Owned Generation
Business Scope
• Electricity and ancillary services from owned and controlled resources • Energy procurement program
Primary Assets
 • $2.8 billion of rate base (2009 wtd. avg.)
 • Diablo Canyon Nuclear Power Plant (2,240 MW)
 • Gateway Generating Station (530 MW)
 • Largest privately owned hydro system (3,896 MW)
 • Funded nuclear plant decommissioning trusts of $2.0 billion

Regulation
• California state regulation (CPUC) • Cost of service ratemaking for utility-owned generation: General Rate Case • Pass through of power procurement costs

Humboldt Generating Station
(in construction)
Colusa Generating Station
(in construction)
Conventional Hydroelectric facilities
Gateway Generating Station
Helms Pumped Storage
PG&E Generation in California

(85,629 GWh delivered)

Agricultural &
Other
8%
Industrial
17%
Residential
36%
Commercial
39%

Residential
24%
Commercial
7%
Industrial
69%

2009 Customer Profiles - % of Sales
Electric Customers
Gas Customers
(822 Bcf delivered)

Owned Generation	Type	Status	Net Capacity (MW)
Hydroelectric Facilities (total)	Hydroelectric Power Houses	On-line	3,896
Diablo Canyon	Nuclear Reactors	On-line	2,240
Gateway Generating Station	Gas Combined Cycle Generators	On-line	530
Humboldt Bay Power Plant	Fossil Fired Steam Boilers	On-line until 2H 2010	135
Humboldt Bay Generating Station	Gas Reciprocating Engines	Operational 2H 2010	163
Colusa Generating Station	Gas Combined Cycle Generators	Operational 2H 2010	657
		Current Total On-line	**6,801**
		Total On-line 2H 2010	**7,486**

DWR 15%
QFs/Renewables 24%
Irrigation Districts 3%
Utility Owned 33%
Other Purchases Power (CAISO purchases, etc.) 25%

Existing Resource Mix
2009 Total Sources of Electric Energy

Bioenergy
3.5%
Geothermal
1.7%
Small Hydro
0.4%
Solar/ Biomass
Hybrid
1.6%
Wind
30.3%
Solar PV
23.7%
Solar Thermal
38.7%

RPS Contracts Signed Since 2002
Over 6,000 MW in RPS Contracts

Process and Fugitive Emissions from Natural Gas System 4.9%
Gas Compressor Stations 1.1%
Transportation 0.4%
Electrical Equipment 0.2%
Facility Gas and Electricity Use 0.2%
Electricity Transmission and Distribution Line Losses 4.2%
Delivered Electricity 88.0%

Greenhouse Gas Emissions
Total 2008 Greenhouse Gas Emissions by
Source Category
(Total 27.1 million metric tons CO2-e (2))
Benchmarking Greenhouse Gas
Emissions for Delivered Electricity
(Pounds of CO2 per MWh)
U.S. Average (1)
1,329
California’s Average 724
2008   641
2007   636
2006 456
2005 489
2004 566
2003 620
(1) Source: U.S. Environmental Protection Agency eGRID 2007
 Version 1.1 (updated December 2008 and based on 2005 data).
(2) PG&E’s emissions rates for delivered electricity were independently verified and registered with the California Climate Action Registry.
 Given that a portion of the electricity that PG&E delivers comes from unspecified generation sources, the company’s total emissions, and associated emissions rates may vary from registered figures.
PG&E (2)

Regulatory Case	Docket #	Expected Decision Date
Nuclear Relicensing	A.10-01-022	TBD
2011 General Rate Case ("GRC")	A.09-12-020	Final decision is requested in Q4 2010
SmartGrid Compressed Energy Storage Demonstration Project	A.09-09-019 D.10-01-025	Final decision approving PG&E's request received on January 21, 2010
Manzana Wind Project	A.09-12-002	Final decision is requested by the end of Q4 2010
Request for New Generation Offers and Potential New Utility-Owned Generation	R.06-02-013 A.09-04-001 A.09-09-021	TBD
Gas Transmission & Storage Rate Case	A.09-09-013	Final decision is requested in Q4 2010
Transmission Owner ("TO") 12 Rate Case	ER09-1521-000	Final decision is requested in Q3 2010
Photovoltaic Program	A.09-02-019	Final decision is requested by Q2 2010
Energy Efficiency Order Instituting Rulemaking Post-2005	R.09-01-019 D.09-12-045	Final decision is requested in 2H 2010
SmartGrid OIR	R.08-12-009 D.09-12-046	Initial policy decision issued in December 2009, timing of subsequent rulemaking proceedings in 2010 and 2011 TBD
Cornerstone Improvement Program	A.08-05-023	Final decision is requested by Q2 2010

Key Regulatory Proceedings

Monthly Values for 2011 Test Year	A	Baa
Oct-09	5.55	6.14
Nov-09	5.64	6.18
Dec-09	5.79	6.26
Jan-10	5.77	6.16
Oct-Jan '10 Average	5.69	6.19
Benchmark (Dec. 08-05-035)	6.02	6.26

Cost of Capital
52% Equity Level · 11.35% ROE · Adjustment Mechanism
• Decided separately from General Rate Case
• Current terms in place until 2013
• Triggers change to ROE if average Moody’s Utility (A or Baa) bond yield index over a 12 month period moves up or down by 100 basis points over benchmarks.
• 12 month period is October through the following September
 (i.e. October 2009 through September 2010).
Mechanism

2011 General Rate Case
Docket # A. 09-12-020
Sets revenue requirements for Gas and Electric Distribution
and Electric Generation businesses for 2011 - 2013
Revenue Requirement Request: $6.7B
 $1.048 billion increase
 $2.7B average capital expenditures per year
Allows for necessary investments in energy infrastructure
to deliver energy safely and reliably to customers
Key capital projects will focus on:
 • replacement of gas and electric systems that are at or near the end of their useful lives
 • replacement of aging generation infrastructure, hydro relicensing requirements
 • replacement of aging fleet, buildings and IT systems

Filing includes a flexible attrition mechanism adjusting for:
 • labor cost adjustments
 • materials and services adjustments
 • capital related adjustments
 • other adjustments, such as changes in franchise, payroll or other taxes
Attrition revenues are currently forecasted to be $275M and
$343M in 2012 and 2013
Items not included in the 2011 GRC:
 • SmartMeterTM and SmartMeterTM Upgrade programs
 • Cornerstone, PV Filing and Manzana
Jan - July*
June - July
August
Nov
Discovery
Hearings
Opening/
Reply Briefs
Proposed
Decision
* Dates are approximate and subject to approval by ALJ
New Rates
in Effect
Jan 1 2011
2011 General Rate Case

Request	Settlement
TO 10	$760.5M	$718M
TO 11	$846M	$776M

Docket # ER09-1521-000
Sets revenue requirements for PG&E’s Electric Transmission
business in 2010-2011
Revenue Requirement Request: $946 million
 $800M Capital Expenditures
Adds additional transmission capacity and performance of
maintenance and replacement work on our substations
improving overall reliability of our system

Final decision expected in Q3 2010
FERC TO12 Filing

2011 Gas Transmission and
Storage Rate Case
Docket # A. 09-09-013
Sets revenue requirements, rates, terms and conditions for PG&E’s
Gas Transmission and Storage services for 2011 - 2014
Revenue Requirement Request: $529M
 $67M Increase
 $235M Capital Expenditures
Allows for upgrades to backbone transmission, local transmission, and storage facilities, and maintenance of equipment
Proposed attrition mechanism similar to General Rate Case
 Attrition revenues are currently forecasted to be $32.4M,
 $30.7M, and 22.6M for 2012, 2013 and 2014
    Final decision requested by Q4 2010

Docket # A. 08-05-023
Sets revenue requirements aimed at improving the reliability of
PG&E’s electric distribution system
Request: $2.0 billion capital spend

Enables installation of new substation transformers, feeders, conductors and other equipment to add capacity and relieve
points of strain
Focuses on improving reliability, while 2011 GRC maintains
current reliability levels

 Hearings completed in 2Q 2009 - Next Step Proposed
 Decision
Cornerstone Improvement Program

Solar PV Program
Docket # A. 09-02-019
Sets revenue requirements to develop and own 250MW of PV
and sign PPAs for an additional 250MW of PV over a five year period
Request: $1.45 billion (all capital) for the Utility-owned 250MW
PD issued on 01/26/2010 proposes:
 • development and installation of up to 250MW Utility owned PV facilities, ranging in capacity from 1MW to 20MW, up to 50MW per year
 • recovery of project costs through performance based pricing resulting from the
 PPA portion of the program, rather than ratebase
 • approval of the 2MW PV pilot constructed at the Vaca-Dixon substation in 2010

Alternate PD on 03/02/2010 proposes:
 • recovery of project costs in rate base with opportunity to earn traditional cost-
 of-service return
Next Step: Final Decision

Manzana Wind Project
Docket # A. 09-12-002
Sets revenue requirements to acquire, own, and operate the 189 -
246MW Manzana wind project in the Tehachapi region of Southern
California
Request: $900 million (all capital) at 246MW capacity
Manzana Wind Project would be developed, designed and
constructed by Iberdrola Renewables, Inc.
 • PG&E will make progress payments throughout construction and will take full ownership at completion
 • final size of the project will depend upon permitting requirements, completion of land rights acquisition and turbine supply
 • the proposed wind facility is targeted to be operational as early as
 December 2011
Final decision is requested by the end of Q4 2010

Dynamic Pricing
Docket # A. 09-02-022
Sets revenue requirements to implement peak-day pricing and
time-of-use pricing
Request: $160 million spend in 2008-2010, approximately $110 in capital
In February, CPUC issued revised PD approving $123 million of our request and approving default Peak Day Pricing rates beginning:
 May 1, 2010: large commercial and industrial customers
 February 1, 2011: large agricultural customers
 November 1, 2011: small and medium commercial and industrial
 February 1, 2011: Small agriculture customers will default to Time-of-Use rates
Final decision is expected in Q1 2010
 Phase II costs associated with real-time pricing
 will be filed under 2011 GRC Phase II filing

Carrying Cost Credit Impacts
Estimated Average Deferred Tax Balances and
Carrying Cost Credit Impacts ($MM)
($MM)	2010	2011	2012
Energy Recovery Bond Average Deferred Tax Balance	$396	$243	$82
Estimated After-tax Carrying Cost Credit*	$(23)	$(14)	$(5)
* Estimated carrying cost credits include only the equity portion and assume a utility equity ratio of 52% and ROE at 11.35%.

ERB Amortization Schedule
($MM)	2010	2011	2012
Annual ERB Amortization	$386	$404	$423
End-of-year ERB balance	$827	$423	$0

Credit Profile
Current Ratings
• Utility Corporate Credit/Issuer: BBB+ (S&P) and A3 (Moody’s) • Utility Senior unsecured debt: BBB+ (S&P) and A3 (Moody’s)
Average Utility Metrics (2010-2012)*
• S&P Business Profile Rating: Excellent • Total Debt to capitalization (EOY): 55.1% • Funds from Operations Cash Interest Coverage: 5.2x • Funds from Operations to Average Total Debt: 21.4%
* Metrics include debt equivalents for long-term power purchase contracts

2008 EPS - Reg G Reconciliation
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
** Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with
GAAP. For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E
Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued
operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2009
EPS on an Earnings from Operations Basis[1]	$3.21
Items Impacting Comparability[2]	
Tax Benefit[3]	0.18
Recovery of hydro divestiture costs[4]	0.07
Accelerated work on gas system[5]	(0.16)
Severance costs[6]	(0.10)
EPS on a GAAP Basis	$3.20

2009 EPS - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
(3) For the twelve months ended December 31, 2009, PG&E Corporation recognized $66 million, after-tax, for the interest and state tax benefit associated with a federal tax refund, for 1998 and 1999.
(5) For the twelve months ended December 31, 2009, PG&E Corporation incurred $59 million, after-tax of costs to perform accelerated system-wide natural gas integrity surveys and associated remedial work.
(4) For the twelve months ended December 31, 2009, PG&E Corporation recognized $28 million, after-tax, related to the CPUC's authorization to recover costs previously incurred in connection with the Utility’s hydroelectric generation facilities.
(6) For the twelve months ended December 31, 2009, PG&E Corporation accrued $38 million, after-tax of severance costs related to the elimination of approximately 2% percent of the Utility’s workforce.

2010	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.35	$3.50
Estimated Items Impacting Comparability[2]	(0.09)	($0.06)
Estimated EPS on a GAAP Basis	$3.26	$3.44

2011	Guidance Range Low	High
EPS Guidance on an Earnings from Operations Basis[1]	$3.65	$3.85
Estimated Items Impacting Comparability	0.00	0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

EPS Guidance - Reg G Reconciliation
(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

(2) Expenses related to the California Taxpayers' Right to Vote Act.